Press Release
                              Source:  First Trust Energy Income and Growth Fund


FIRST TRUST ENERGY INCOME AND GROWTH FUND COMMENCES PUBLIC OFFERING OF COMMON SHARES

      Wheaton, IL -- July 25, 2012 -- First Trust Energy Income and Growth Fund (the "Fund") (NYSE Amex: FEN) announced that it has commenced a public offering of 2,800,000 common shares of beneficial interest. The Fund also intends to grant the underwriters a 45-day option to purchase up to 420,000 additional common shares to cover over-allotments, if any. Net proceeds from the offering will be used to make additional portfolio investments that are consistent with the Fund's investment objective and for general corporate purposes.

      Morgan Stanley, Citigroup and RBC Capital Markets are acting as joint book-running managers for the offering. Oppenheimer & Co. and Robert W. Baird & Co. are acting as co-lead managers for the offering. The offering is made pursuant to an existing shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering of these securities will be made only by means of a prospectus. Interested persons, including existing shareholders of the Fund, may obtain a copy of the preliminary prospectus supplement and accompanying base prospectus relating to the offering from the following addresses:

                 Morgan Stanley
                 Attn: Prospectus Department
                 180 Varick Street, 2nd Floor
                 New York, NY  10014
                 Telephone: 866-718-1649

                 Citigroup
                 Prospectus Department
                 Brooklyn Army Terminal
                 140 58th Street, 8th floor
                 Brooklyn, NY  11220
                 Telephone: 800-831-9146

                 RBC Capital Markets, LLC
                 Attn:  Equity Syndicate Department
                 Three World Financial Center
                 200 Vesey Street, 8th Floor
                 New York, New York  10281
                 Telephone: 212-428-6670
                 Fax: 212-428-6260

      Investors may also obtain these documents free of charge from the Securities and Exchange Commission's website at www.sec.gov.

      An investor should read the Fund's preliminary prospectus supplement and accompanying base prospectus carefully before investing. The preliminary prospectus supplement and accompanying base prospectus contain important information about the Fund and its investment objective and policies, risks, charges and expenses.

      This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.

      The Fund is a non-diversified, closed-end management investment company which commenced investment operations in June 2004. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector.

      First Trust Advisors L.P., the Fund's investment advisor, along with its affiliate First Trust Portfolios L.P., are privately-held companies which provide a variety of investment services, including asset management, financial advisory services, and municipal and corporate investment banking, with collective assets under management or supervision of approximately $54 billion as of June 30, 2012, through closed-end funds, unit investment trusts, mutual funds, separate managed accounts and exchange-traded funds.

      Energy Income Partners, LLC ("EIP") serves as the Fund's investment sub-advisor and provides advisory services to a number of investment companies and partnerships for the purpose of investing in MLPs and other energy infrastructure securities. EIP is one of the early investment advisors specializing in this area. As of June 30, 2012, EIP managed or supervised approximately $1.6 billion in client assets.

CONTACT:

Press Inquiries:                  Jane Doyle                630-765-8775
Analyst Inquiries:                Jeff Margolin             630-915-6784
Broker Inquiries:                 Jeff Margolin             630-915-6784


Source: First Trust Energy Income and Growth Fund


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